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EXHIBIT 99.4


                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
                          IN AND FOR NEW CASTLE COUNTY


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BANCA DEL GOTTARDO,                     :
                                        :
           Plaintiff,                   :
                                        :
               v.                       :          Civil Action No. 19294-NC
                                        :
CYNTHIA R. MAY and BIGMAR, INC., a      :
Delaware Corporation,                   :
                                        :
           Defendants.                  :
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                                    COMPLAINT
                                    ---------

         Plaintiff Banca del Gottardo, by and for its complaint, alleges upon knowledge as to itself and upon information and belief as to all other matters, as follows:

                              Nature of the Action
                              --------------------

         1. This is an action pursuant to 8 Del. C.ss.225 for declaratory and injunctive relief.

                                   The Parties
                                   -----------

         2. Plaintiff Banca del Gottardo ("BDG" or the "Bank") is a limited liability corporation existing under the laws of Switzerland with its registered office in Lugano, Switzerland. BDG has entered into various debt and equity transactions with Defendant Bigmar, Inc. ("Bigmar" or the "Company"). In 1999, BDG executed



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a loan agreement in favor of Bigmar, pursuant to which Bigmar received four million Swiss Francs in exchange for convertible debt and the right to nominate two directors to the Bigmar Board. On or about February 27, 2001, BDG and Bigmar entered into an agreement pursuant to which BDG paid seven million dollars ($7,000,000) in consideration for 7,000 shares of Bigmar's Series B Convertible Preferred Shares and a warrant for the purchase of 1,400,000 shares of Bigmar's common stock.

         3. BDG currently is the owner of 2,000,000 shares of Bigmar common stock and, together with affiliates, has a total financial stake in the Company that exceeds $10,000,000.

         4. Defendant Cynthia R. May ("Defendant May") is the former president and is a director of Bigmar's board of directors (the "Board").

         5. Defendant Bigmar is a corporation organized and existing under the laws of the State of Delaware, with its principal offices located in Johnstown, Ohio and several divisions located in Switzerland. Bigmar is in the business of manufacturing generic pharmaceutical oncology products.

         The November 16 Meeting And Issuance of Shares to the Bank
         ----------------------------------------------------------

         6. Immediately prior to November 16, 2001, the Board of Bigmar consisted of nine directors: John G. Tramontana, Bernard Kramer, Massimo Pedrani, Phillipe J.H. Rohrer, Declan Service, Cynthia R. May, Timothy K. Carroll, John S. Hodgson and Kevin Ryan. At a meeting of the Board on or about November 16


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(which meeting was adjourned to and continued on November 18, 2001) (the
"November Meeting"), the Board voted to expand the Board by two members to eleven directors and appointed Frank DeLape and Chris Efird to fill the newly created seats and satisfy the contractual right of BDG to designate two board members. The Board, thus, now consists of eleven directors, including Tramontana, Kramer, Pedrani, Rohrer, Service, May, Carroll, Hodgson, Ryan, DeLape and Efird.

         7. Immediately prior to November 16, 2001, Defendant May was the President and Secretary of Bigmar. At the November Meeting, a majority of the Board of Bigmar voted to remove Defendant May as President and Secretary and appoint Tramontana and Rohrer as acting President and interim Secretary, respectively, to fill the vacancies created.

         8. At the November Meeting, the Board approved issuance of 2,000,000 shares in Bigmar to BOG in exchange for $1,000,000.

         9. On or about November 19, 2001, Bigmar entered into an irrevocable subscription agreement with BDG pursuant to which BDG agreed to pay $1,000,000 to Bigmar in exchange for 2,000,000 shares of Bigmar common stock (the "Subscription Agreement"). On November 19, 2001, BDG paid Bigmar for the 2,000,000 shares pursuant to the Subscription Agreement by crediting Bigmar's account. To date, the Company has withdrawn a total of $285,000 of the funds credited by BDG for the 2,000,000 shares.



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         10. On November 19, 2001, Tramontana, in his capacity as Chief
Executive Officer, instructed the transfer agent to issue the 2,000,000 shares of Bigmar stock to BDG. Thereafter, Defendant May, in violation of her duties as a director, intentionally and without justification, directed the transfer agent not to transfer the stock certificates evidencing these shares.

         11. Defendant May's actions, which constituted improper manipulation of the corporate machinery, were improperly taken for the purpose of interfering with the rights of the holders of a majority (or other requisite number) of Bigmar shares to exercise their voting rights.

                                  The Consents
                                  ------------

         12. On November 26, 2001, Defendant May and Janet Baldauf, purporting to held and/or control a majority of the voting stock of Bigmar, executed written consents in lieu of a meeting of stockholders of Bigmar (the "First Consents") purporting to remove directors Tramontana, Pedrani, Rohrer, Kramer and Service from the Board.

         13. The First Consents were admittedly ineffective to remove the directors because they failed to represent the number of affirmative votes required by the Company's bylaws to take such action and failed to represent the number of affirmative votes required by Delaware law to take such action.



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         14. Among other deficiencies, the First Consents appear to fail improperly to include, in the number of outstanding shares of Bigmar, shares issued to the Bank and shares issued to certain directors and appear to include improperly, as affirmative votes in favor of removal, certain shares that Defendant May lacked the authority to vote.

         15. Recognizing that the First Consents were ineffective, certain stockholders of Bigmar executed written consents on November 28, 2001, purporting to remove directors Tramontana, Kramer, Pedrani, Rohrer, Service, DeLape and Efird from the Bigmar board (the "Second Consents").

         16. The Second Consents were ineffective for all the same reasons as the First Consents.

         17. Defendant May and a group of directors, consisting of those directors who were not purportedly removed by virtue of the First Consents and the Second Consents, have purported to take action on the Company's behalf which is harmful to the Company and contrary to the Bank's interests, including entering into a financing transaction on terms highly unfavorable to the Company.

         18. Defendant May will continue to take actions detrimental to the Company and prejudicial to the Bank, thereby causing the Company and the Bank irreparable injury.





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         WHEREFORE, the plaintiff requests an order;

         (i) declaring the First and Second Consents inva1id;

         (ii) declaring that the removal of directors Tramontana, Pedrani, Rohrer, Kramer, Service, DeLape and Efird as directors of Bigmar by written consent was ineffective;

         (iii) declaring that (a) the two million shares purchased by BDG are issued and outstanding and must be counted in any election of directors Or submission of consent, or in the alternative (b) requiring such shares to be issued forthwith and invalidating any consents submitted after November 19, 2001;

         (iv) enjoining Bigmar and Defendant May from taking any actions contrary to, inconsistent with, or which fail to recognize Tramontana, Kramer, Pedrani, Rohrer, Service, May, Carroll, Hodgson, Ryan, DeLape and Efird as directors and officers of Bigmar;

         (v) declaring Defendant May's actions constitute improper interference with the Bank's contract rights;

         (vi) granting the plaintiff the costs of this action, including reasonable attorneys' fees; and

         (vii) awarding such other and further relief as the Court may deem just and proper.



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                                             /s/ Edward P. Welch
                                             -------------------------------
                                             Edward P. Welch
                                             Julie A. Tostrup
                                             SKADDEN, ARPS, SLATE,
                                                 MEAGHER & FLOM LLP
                                             One Rodney Square
                                             P.O. Box 636
                                             Wilmington, Delaware 19899-0636
                                             (302) 651-3000
                                             Attorneys for Plaintiff
                                             Banca del Gottardo



OF COUNSEL:

Jonathan J. Lerner
SKADDEN, ARPS, SLATE,
   MEAGHER & FLOM LLP
4 Times Square
New York, New York 10036-6522
(212) 735-3000



DATED: December 4, 2001






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